Offerings - Offering: 1	Mar. 23, 2026 USD ($)
Offering:
Fee Previously Paid	true
Rule 0-11	true
Transaction Valuation	$ 532,280,341.08
Amount of Registration Fee	$ 73,507.92
Offering Note	The transaction value was calculated as the aggregate maximum purchase price for common shares of beneficial interest, par value $0.01 per share (the "Shares"), of Ares Strategic Income Fund ("ASIF"), based upon the net asset value per share as of January 31, 2026, of $27.26. This amount was based upon the offer to purchase up to 19,526,058 Shares of ASIF. The fee of $73,507.92 was paid in connection with the filing of the Schedule TO-I by ASIF (File No. 005-93861) on February 20, 2026. The amount of filing fee was calculated at $138.10 per $1,000,000.00 of the transaction value in accordance with Rule 0-11 under the Securities Exchange Act of 1934, as amended, as modified by Section 6(b) Filing Fee Rate Advisory for Fiscal Year 2026.